                                                                  EXHIBIT 10.7

                                                                  EXECUTION COPY



                      PARENT GUARANTOR SECURITY AGREEMENT

                        Dated as of September 30, 1999

                                    Between

                             BMAC HOLDINGS, INC.,


                                 as Guarantor,
                                 ------------

                                      and

                          BANQUE NATIONALE DE PARIS,

                                   as Agent
                                   --------

                       T A B L E   O F   C O N T E N T S
                       - - - - -   - -   - - - - - - - -

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
SECTION                                           Page
SECTION 1.  Grant of Security....................... 1

SECTION 2.  Incorporation of Security Agreement..... 2

Schedule I  -  Pledged Shares
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                                       i

                      PARENT GUARANTOR SECURITY AGREEMENT


     PARENT GUARANTOR SECURITY AGREEMENT, dated as of September 30, 1999, made by BMAC Holdings, Inc., a Delaware corporation (the "Guarantor"), to Banque
                                                     ---------
Nationale de Paris ("BNP"), as agent (together with any successor agent
                     ---
appointed pursuant to Article VII of the Credit Agreement (as hereinafter defined), the "Agent") for the Lender Parties (as defined in the Credit
               -----
Agreement).

     PRELIMINARY STATEMENTS.

     (1) Better Minerals & Aggregates Company, a Delaware corporation formerly known as "USS Intermediate Holdco, Inc." (the "Borrower"), the Guarantor and
                                               --------
George F. Pettinos (Canada) Limited, a corporation organized and existing under the laws of Ontario, Canada (the "Canadian Borrower"), have entered into a
                                  -----------------
Credit Agreement dated as of September 30, 1999 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise
           ----------------
defined herein being used herein as therein defined) with certain Lender Parties party thereto and Banque Nationale de Paris, as Agent for such Lender Parties and as Swing Line Bank and Initial Issuing Bank.

     (2)  The Guarantor is the owner of the shares (the "Pledged Shares") of
                                                         --------------
stock described in Schedule I hereto and issued by the corporations named therein.

     (3) It is a condition precedent to the making of Advances and Drawings and the issuance of Letters of Credit by the Lender Parties and the entry by the Hedge Banks into the Bank Hedge Agreements with the Loan Parties under the Credit Agreement that the Guarantor shall have executed and delivered this Parent Guarantor Security Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and Drawings and to issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Bank Hedge Agreements with the Loan Parties from time to time, the Guarantor hereby agrees with the Agent for the ratable benefit of the Secured Parties as follows:

          Section 1.  Grant of Security.  The Guarantor hereby assigns and
                      -----------------
pledges to the Agent for the ratable benefit of the Secured Parties, and hereby grants to the Agent for the ratable benefit of the Secured Parties a security interest in, the following, in each case, as to each type of property described below, whether now owned or hereafter acquired, wherever located and whether now or hereafter existing (collectively, the "Collateral"):
                                          ----------

          (a)  all of the following (the "Security Collateral"):
                                          -------------------

               (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

               (ii) all additional shares of stock from time to time acquired by the Guarantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (b) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clause (a) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

          Section 2.  Incorporation of Security Agreement.  The Guarantor and
                      -----------------------------------
the Agent hereby agree that Sections 2 through 29 of the Security Agreement as in effect on the date hereof (including all cross-referenced sections and definitions to the extent necessary) are hereby incorporated into this Agreement by this reference and for all purposes have the same effect as if set forth in full in this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             BMAC HOLDINGS, INC.



                                             By: /s/ Richard Nick
                                                ---------------------------
                                                Name: Richard Nick
                                                Title: Vice President


                                             BANQUE NATIONALE DE PARIS,
                                             as Agent



                                             By: /s/ Richard Cushing
                                                 --------------------------
                                                 Name:
                                                 Title: Director

                                             By: /s/ Paul Barnes
                                                 --------------------------
                                                 Name:
                                                 Title: AVP

                                  Schedule I


                                PLEDGED SHARES


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--------------------------------------------------------------------------------------------------
                                                                                  Percentage
                                                                                     of
                                                 Stock Certificate   Number       Outstanding
  Stock Issuer     Class of Stock    Par Value        No(s)          of Shares       Shares
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

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